Schedule of Components of Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets
Net operating loss carryforwards	$ 7,393	$ 6,551
Capitalized research costs	337
Fixed assets	25	34
Other	4	16
Total gross deferred tax assets	7,759	6,601
Less: valuation allowance	(7,753)	(6,597)
Net deferred tax assets	6	4
Deferred tax liabilities
Other	(6)	(4)
Total deferred tax liabilities	(6)	(4)
Net deferred taxes